SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) OCTOBER 6, 1998


                                 ARTISOFT, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

       000 - 19462                                       86-0446453
(Commission File Number)                    (I.R.S. Employer Identification No.)


               5 CAMBRIDGE CENTER, CAMBRIDGE, MASSACHUSETTS 02142
               (Address of Principal Executive Offices) (Zip Code)


                                 (617) 354-0600
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)




                   This EDGAR filed document 7 contains pages.

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

         On October 6, 1998, the Registrant issued a press release announcing the resignation of Jerry E. Goldress as chairman of the Artisoft board of directors and the appointment of Michael P. Downey as chairman of the board. In addition, the Company announced the promotion of T. Paul Thomas to Chief Executive Officer and President. The press release is being filed as an exhibit to this Current Report on Form 8-K.

         On October 7, 1998, the Registrant issued a press release announcing the appointment of Frank E. Girard, President and Chief Executive Officer of Converse Network Systems, to the Artisoft board of directors. The press release is being filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)     Exhibits

                  1.      Registrant's Press Release dated October 6, 1998
                  2.      Registrant's Press Release dated October 7, 1998

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  October 8, 1998




ARTISOFT, INC.



By       /s/ Kirk D. Mayes
  -------------------------------------------
         Kirk D. Mayes
         Controller, Chief Accounting Officer
         and Corporate Secretary